ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT, dated as of November 17, 2004, by and among Edison Renewables, Inc., a Nevada Corporation with offices located at 1940 Deer Park Avenue, #390, Deer Park, New York 11729 ("Buyer"), Buchanan ITS, LLC, a California limited liability company with offices located at 300 S. Harbor Blvd., Suite 810 Anaheim CA 92805 ("Seller") and Michael J. Buchanan, ("Sole Member");

WHEREAS, the Buyer desires to purchase from the Seller and the Seller desires to sell to the buyer, certain specified assets relating to the Seller' business as a full service internet service provider, as set forth in the Agreement; and

WHEREAS, the Board of Directors of the Buyer and the Sole Member of the Seller have approved and adopted this Agreement;

NOW, THEREFORE, in consideration of the mutual promises herein set forth and upon the terms and subject to the conditions hereof, the parties agree as follows:

                            ARTICLE I. DEFINED TERMS

1.01 Definitions. As used in this Agreement, terms defined in the preamble and recitals of this Agreement shall have the meanings set forth therein and the following terms shall have the means set forth below:

"Agreement" means this Asset Purchase Agreement and all Schedules and Exhibits attached hereto, as the same may from time to time be amended.

"Consideration" means the amount of consideration set forth in Section 2.02 hereof.

"Closing," means the single closing of the transactions contemplated by this Agreement in Anaheim, California on the Closing Date set forth in Section 2.03 hereof.

"Code" means the Internal Revenue Code of 1986 and all regulations promulgated thereunder, as the same from time to time have been amended.

"Consent," means any consent, approval or authorization of, notice to, or designation, registration, declaration or filing with, any Person.

"Contract" means any contract, lease, agreement, license, arrangement, commitment or understanding, oral or written, to which Buyer or Seller is a party or by which it or any of its properties or assets may be bound or affected.

"Environmental Law" means any Law relating to (a) the protection, preservation of restoration of the environment (including air, water vapor, surface water, ground-water, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or to human health or safety or (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal, of Hazardous Substances.

"Governmental  Authority"  means any court or any Federal,  state,  municipal or
other   government   department,    commission,   board,   bureau,   agency   or
instrumentality.

"Instrument" means any written Contract, deed, assignment, document of title, note, power of attorney, obligation or other document.

"Knowledge" (or any variations thereof, including the terms "know" or "known") means (a) with respect to Seller, the actual knowledge of any manager or member,
(b) with respect to Buyer, the actual knowledge of any shareholder, officer or director, and (c) the knowledge that any Person referred to in clause (a) or (b) should have after diligent investigation.

"Law" means (I) all Federal, state, local and foreign laws, rules and regulations; (ii) all Orders; and (iii) all Permits.

"Liabilities" means all debts, duties, liabilities, Contracts, commitments, taxes and other obligations of every kind and character of Seller, whether known or unknown, and whether accrued, absolute, contingent or otherwise and whether due or to become due.

"Lien" means any mortgage, pledge, option, escrow, hypothecation, lien, security interest, financing statement, lease, charge, encumbrance, easement, conditional sale or other title retention or security agreement or any other similar restriction, claim or right of others, whether arising by Contract, operation of Law or otherwise.

"Manager" means Michael J. Buchanan, Sole Manager of Seller.

"Order" means any judgment, award, order, write, injunction or decree issued by any Federal, state, local or foreign authority, court, tribunal, agency, or other Governmental Authority, or by any arbitrator, to which Seller or its assets are subject, or to which Buyer or its assets are subject, as the case may be.

"Permits" means all permits, licenses, approvals, franchises, notices, authorizations and similar filings, Federal, state, local or foreign, necessary to carry on the Business by, or on behalf of, or for the benefit of, Seller or Buyer (as the case may be) as currently conducted by, or on behalf of, or for the benefit of, Seller or Buyer (as the case may be), or to own, operate or lease the properties and assets owned, operated by leased by, or on behalf of, or for the benefit of, any such Person, or to consummate the transactions contemplated by this Agreement.

"Person" means any individual,  partnership, joint venture, corporation, limited
liability  company,   limited  liability  partnership,   trust,   unincorporated
organization, Governmental Authority or other entity.

"Proceeding," means any action, suit, claim, investigation, review or other action, at law or in equity, before any Federal, state, municipal or other Governmental Authority.

"Promissory Note" means the promissory note described in Section 2.02(a) and Exhibit B hereto.

"Purchased Assets" means the Seller's properties, assets and rights listed on Exhibit A hereto.

"Retained Assets," means all assets, rights and properties, real and personal, tangible and intangible, of Seller other than the Purchased Assets.

"Seller" means, Buchanan ITS, LLC, a California limited liability company.

"Shares" means the amount of shares of common stock issued to Seller set forth is Section 2.02(c) hereof.

"Sole Member" means Michael J. Buchanan who owns all of the issued and outstanding membership interests of Seller.

1.02 Rules of Construction. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) and accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles; (c) "or" its not exclusive; (d) words in the singular include the plural, and works in the plural include the singular; (e) provisions apply to successive events and transactions; (f) "herein", "hereof", "hereto" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and (g) any gender used in this Agreement shall be deemed to include the neuter, masculine and feminine gender.


                     ARTICLE II. PURCHASE AND SALE OF ASSETS

2.01 Sale of the Purchased Assets; Assumption of the Assumed Liabilities. Upon the terms and subject to the conditions of this Agreement, at the Closing Seller will sell, transfer, assign, convey and deliver to Buyer, and Buyer will purchase, accept and acquire from Seller, the Purchased Assets, free and clear of all Liens. Buyer will not assume or otherwise have any responsibility for any liabilities of Seller.

2.02 Purchase Price. The aggregate purchase price to be paid by Buyer for the Purchased Assets shall consist of (i) the Promissory Note described in Section 2.02 (a) hereof and (ii) the shares described in
          Section 2.02(b) hereof.

          (a) Promissory Note. A promissory note payable to Seller shall be an amount equal to one hundred seven thousand ($107,000) dollars payable on or before one (1) year from the date of Closing of this transaction. The terms and form of the Promissory Note shall be as set forth on Exhibit B hereto.

          (b) Share Consideration. 560,000 Shares of unregistered common stock of Edison Renewables, Inc. (OTC-BB), $0.001 par value per share shall be transferred to Seller at Closing.

          (c)  No Assumption  of  Liabilities.  The Buyer is not  assuming,  and
               shall  not  be  deemed  to  have  assumed,   any  obligations  or
               liabilities of Seller.

2.03 Closing. The Closing of the transactions contemplated by this Agreement shall take place on or before November 19, 2004, at the Executive Offices of Buyer, at 2:00 P.M. PDT, or such other date, time and place as Buyer and Seller may mutually agree.

2.04     Closing Deliveries.

         (a) Sellers' Deliveries. At the Closing, Seller shall have delivered to Buyer;

               (i) Such bills of sale, assignments and other Instruments (in form and substance satisfactory to Buyer) as shall be necessary or appropriate to vest in Buyer good and marketable title to the Purchased Assets, free and clear of all Liens;

               (ii) Such  Consents,  Permits and other  Instruments as Buyer may reasonably request to enable it to utilize the Purchased Assets without interruption;

               (iii)A certificate,  dated as of a date not more than thirty (30)
                    days prior to the Closing date, duly issued by the appropriate governmental authority in the State of California and in each state and country in which the Seller is authorized to do business showing the Seller is in good standing and authorized to do business in such jurisdiction;

               (iv) Seller's Resolution of the Manager and Sole Member of Seller
                    approving the Seller entering into this Agreement and the consummation of the transactions contemplated hereby.

        (b)    Buyer's Deliveries. At the Closing, Buyer shall have delivered to
               Seller:

               (i) The Promissory Note substantially in the form of Exhibit B hereto;

               (ii) Certificates  representing  560,000  shares of  unregistered common stock of Edison Renewables, Inc. to Seller;

               (v) A certificate, dated as of a date not more than thirty (30) days prior to the Closing date, duly issued by the appropriate governmental authority in the State of Nevada and in each state and country in which the Buyer is authorized to do business showing the Buyer is in good standing and authorized to do business in such jurisdiction;

               (vi) Buyer's  Resolution  of the  board  of  directors  of  Buyer approving the Buyer entering into this agreement and the consummation of the transactions contemplated hereby.

                         ARTICLE III. CLOSING CONDITIONS

3.01 Conditions Precedent to the Obligations of Seller. All obligations of Seller under this Agreement are subject to the fulfillment, at the option of Seller, at or prior to the Closing Date, of each of the following conditions;

          (a) Buyer's Representations and Warranties. The representations and warranties of Buyer herein contained shall be true on and as of the Closing Date.

          (b) Other Agreements. On the Closing Date, the Agreement(s) and such other Instruments reasonably necessary to carry out the transactions contemplated by this Agreement shall have been duly executed and delivered by Buyer.

          (c) No Litigation. No Proceeding shall have been commenced and still be pending, no investigation by any Governmental Authority shall have been commenced and still be pending, and no Proceeding shall have been threatened against Seller or Buyer (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions, or (ii) which if resolved adversely to any party would materially and adversely affect the financial condition, business, property, assets or prospects of any such party.

          (d) Documentation. All matters and proceedings taken in connection with the sale of the Purchased Assets as herein contemplated, including forms of instruments and matters of title, shall be reasonably satisfactory to Seller and its counsel.

3.02 Conditions Precedent to the Obligations of Buyer. All obligations of Buyer under this Agreement are subject to the fulfillment, at the option of Seller, at or prior to the Closing Date, of each of the following conditions;

          (a) Seller's Representations and Warranties. The representations and warranties of Seller and the Sole Member herein contained shall be true on and as of the Closing Date.

          (b) Consents. Buyer shall have received evidence satisfactory to Buyer and its counsel, that all of the Consents disclosed in
               Schedule 4.12 hereto have been duly obtained and that all Permits and Consents necessary to the operation of the Purchased Assets have been transferred to or issued to Buyer.

          (c) Other Agreements. On the Closing Date, the Agreement(s) and the Instruments of transfer of the Purchased Assets shall have been duly executed and delivered by Seller and the parties hereto.

          (d) No Litigation. No Proceeding shall have been commenced and still be pending, no investigation by any Governmental Authority shall have been commenced and still be pending, and no Proceeding shall have been threatened against Seller or Buyer (i) seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transitions, or (ii) which, if resolved adversely to such party, would materially and adversely affect the financial condition, business, property, assets or prospects of any such Person.

          (e) Documentation. All matters and proceedings taken in connection with the sale of the Purchased Assets as herein contemplated, including forms of Instruments and matters of title, shall be reasonably satisfactory to Buyer and its counsel.

            ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE SELLER
                                 AND SOLE MEMBER

          Seller and Sole Member hereby jointly and severally represent and warrant to Buyer as follows:

4.01 Organization: Good Standing. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary. Seller has all requisites corporate and other power and authority and legal right to own operate and lease its properties, and to carry on its business as now being conducted. True, complete and correct copies of its articles of organization (including amendments thereto), operating agreement (including amendments thereto) and minutes of the members of the Seller have been or will be delivered to the Buyer approving the entering into this Agreement and the transactions contemplated thereby are correct and complete copies thereof in all respects.

4.02 Membership Units of Seller. The authorized Membership Units of the Seller consist of 1 Unit, of which 0 Units are issued and outstanding. All of the Membership Units of Seller are owned of record and beneficially by the Sole Member. All of the outstanding Membership Units of Seller are duly and validly issued, fully paid and non-assessable. There are no outstanding rights of subscriptions, warrants, calls, options, contracts or other agreements of any kind issued or granted to any person by Seller to purchase or otherwise acquire any Membership Units of Seller.

4.03 Authorization. (a) Seller has all requisite legal right, power, authority and capacity to enter into this Agreement and to perform all of its obligations hereunder. Seller has taken all necessary action to authorize the sale hereunder on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws from time to time in effect, which affect the enforcement of creditors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (b) Sole Member has the requisite legal power and capacity to enter into this Agreement and the other documents and Instruments to which it is a party and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Sole Member and constitutes the legal, valid and binding obligation of the Sole Member, enforceable against such Sole Member in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws from time to time in effect, which affect the enforcement of creditors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.04 No Material Adverse Change. Since the date of the Letter of Intent executed on June 25, 2004 between the Parties, there has not been any material damage, destruction or loss to any of the Purchased Assets, whether or not covered by insurance.

4.05 Tax Returns and Payments. Seller and/or Sole Member have duly and timely filed all Federal, state local and foreign, income, excise, sales, franchise, use, withholding, unemployment and other tax returns and reports required to be filed and have duly paid all taxes and other governmental charges upon it or its properties, assets, income, franchises, licenses or sales for the Business. All such returns and reports are true, correct and complete. There is not material unpaid assessment or proposal by any Governmental Authority for additional taxes for which Seller does not have adequate reserves for any fiscal year. All monies required to be withheld by Seller from employees for income taxes, Social Security and unemployment insurance taxes have been collected or withheld, and either paid to the respective Governmental Authority or set aside in accounts for such purpose, or accrued, reserved against, and entered upon the books of Seller.

4.06 Title to Tangible Personal Property. Except as set forth in Schedule 4.07, Seller has good and marketable title to all of the Purchased Assets, subject to no Lien.

4.07 Condition of Property. The Purchased Assets of Seller are in good operating condition and repair, subject only to ordinary wear and tear, and Seller has no reason to believe that such Purchased Assets will not be in all material respects adequate for Buyer to operate said assets.

4.08 Litigation. There is no suit, action or litigation, administrative, arbitration or other Proceeding or governmental investigation or inquiry pending or to the best knowledge of Seller and Sole Member threatened that affects Seller or the Purchased Assets.

4.09 Governmental and Other Consents. No Consent or Permit of any person is required for or with respect to Seller or Sole Member in connection with the execution or delivery of this Agreement by Seller or Sole Member or the consummation by Seller or Sole Member of the transactions contemplated hereby other than the Consents or permits specified in Schedule 4.11 hereto. Seller has, or prior to the Closing will have, furnished to Buyer true and complete copies of any such Consents or permits which shall have been obtained.

4.10 Compliance with other Instruments. Subject to obtaining the consents and Permits listed in Schedule 4.11 hereto, neither the execution and delivery of this Agreement by Seller or Sole Member nor the consummation of the transactions contemplated hereby will (i) conflict with or result in any violation of or constitute a default under any term of the certificate of incorporation or formation of Seller or by-laws of Seller, or (ii) conflict with or result in any violation of or constitute a default under any law, Instrument, Lien or contract by which Seller or Sole Member or its or their properties or assets are bound, or (iii) result in the creation or imposition of any Lien or give to any other Person any interest or right, including rights or acceleration, termination or cancellation in or with respect to, or otherwise affect, any of the properties, assets or business of Seller.

4.11 Environmental Matters. To the knowledge of Seller or Sole Member (i) Seller has conducted its business in compliance with all applicable Environmental Laws for the operation of its business as presently conducted; (ii) Seller has not received any notices, demand letters or requests for information from any Governmental Authority or third party indicating that Seller may be in violation of, or liable under, and Environmental Law in connection with the ownership or operation of its business; (iii) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigations or Proceedings pending or, to the knowledge of Seller or Sole Member threatened against Seller relating to any violation, or alleged violation, of any applicable Environmental Law; (iv) neither Seller nor any of its properties are subject to any material Liabilities or expenditures (fixed or contingent) relating to any suit, settlement, law or claim asserted or arising under any Environmental Law.

4.12 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller without the intervention of any other Person in such manner as to give rise to any valid claim for a "finder" fee, brokerage commission or other like payment.

4.13 Investment Purposes. The Shares acquired by Seller are being acquired for his own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Seller will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or
          (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

4.14 No Registration. The Seller understands that the resale of the Shares is not, and is not being, registered under the Securities Act and the Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

4.15 Accreditation/Sophistication. The Seller represents and warrants further that (i) he is either an "accredited investor," as such term is defined in Rule 501(a) promulgated under the Securities Act, or, either alone or with his purchaser representative, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the Shares; (ii) he is able to bear the economic risks of an investment in the Shares, including, without limitation, the risk of the loss of part or all of his investment and the inability to sell or transfer the Shares for an indefinite period of time; (iii) he has adequate financial means of providing for current needs and contingencies and has no need for liquidity in his investment in the shares; and (iv) he does not have an overall commitment to investments which are not readily marketable that is excessive in proportion to net worth and an investment in the Shares will not cause such overall commitment to become excessive.

4.16      Information on Edison Renewables, Inc.. The Seller has reviewed all of
          the  reports,   proxy  and  information  statements  and  registration
          statements filed by Edison

          Renewables, Inc. with the Securities and Exchange Commission via the EDGAR system and the Seller has been afforded the opportunity to obtain such information regarding the Company as he has reasonably requested to evaluate the merits and risks of the undersigned's investment in the Shares. No oral or written representations have been made or oral information furnished to the undersigned or his advisers in connection with the investment in the Shares.

4.17 Legend. The undersigned acknowledges that a restrictive legend, in or substantially in the following form, will be placed on any instrument, certificate or other document evidencing the Shares:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution. They may not be sold, assigned, mortgaged, pledged, hypothecated, transferred or otherwise disposed of without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Company that registration is not required under such Act."

4.18 Accuracy of Documents. All Contracts, Instruments, Permits and other documents delivered by Seller to Buyer for Buyer's review in connection with this Agreement and the transactions contemplated hereby, including, without limitation, all certificates of incorporation, by-laws, corporate minutes, stock record books and tax returns are true, correct and complete copies of all such Contracts, Instruments, Permits and other documents.

4.19 Full Disclosure. No representation, warranty or statement by the Seller in this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make such representations, warranties or statements not misleading. Without limiting the generality of the foregoing, there is no fact known to the Seller that has had, or which may be reasonably expected to have, a Material Adverse Effect that has not been disclosed in this Agreement.

               ARTICLE V. REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as follows:

5.01 Organization. Buyer is a Corporation duly organized and validly under the laws of he State of its incorporation, and has all requisite corporate power and authority to own, operate and lease its properties and assets.

5.01 Authorization. Buyer has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary action to authorize the purchase hereunder on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed by Buyer, and constitutes a legal, valid and binding obligation of Buyer enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws from time to time in effect, which affect the enforcement of creditors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.02 Capitalization. The authorized capital stock of the Buyer consists of 200,000,000 shares of common stock, $.001 par value per share, of which 16,692,724 shares are issued and outstanding. All of the outstanding shares of capital stock of Buyer are duly and validly issued, fully paid and non-assessable. Except as disclosed in its public filings, there are (i) no shares of capital stock or other equity securities convertible into equity securities of Buyer outstanding; and (ii) no outstanding rights of subscriptions, warrants, calls, options, contracts or other agreements of any kind issued or granted to any person by Buyer to purchase or otherwise acquire any equity securities or securities convertible into equity securities of Buyer. There are no Liens on or other restrictions affecting any of the capital stock of Buyer being transferred to Seller. Buyer has delivered to Seller complete and correct copies of Buyer's certificate of incorporation, by-laws, minutes authorizing or relating to this transaction, as requested by Seller, all of which include all amendments as of the date hereof and which are in full force and effect on the date hereof.

5.03 Compliance with Instruments, Consents, Adverse Agreements. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in any violation of or constitute a default under the certificate of incorporation or the Bylaws of Buyer, or any Law, Instrument, Lien or other Contract by which Buyer is bound. Buyer has, or prior to the Closing will have, obtained any Consent or Permit which is required on the part of Buyer in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

5.04 Litigation. There is no suit, action or litigation, administrative, arbitration or other Proceeding or governmental investigation pending or, to the knowledge of Buyer, threatened which might, severely or in the aggregate, materially and adversely affect the financial condition or prospects of Buyer or Buyer's ability to acquire the Purchased Assets as contemplated by this Agreement.

5.05 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer without the intervention of any other person in such manner as to give rise to any valid claim for a finder's fee, brokerage commission or other like payment.

5.06 SEC Reports. Edison Renewables, Inc.has filed with the SEC via the EDGAR System all reports, proxies and information statements since
          January 1, 2003, and all schedules and exhibits thereto (the "SEC Reports"), required to be filed by it pursuant to the Exchange Act. Each of the SEC Reports, as of its respective date, did not contain any untrue statement of material fact or fail to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

5.07 Accuracy of Documents. All Contracts, Instruments, Permits and other documents delivered by Buyer to Seller for Seller's review in connection with this Agreement and the transactions contemplated hereby, including, without limitation, all certificates of incorporation, by-laws, corporate minutes, stock record books and tax returns are true, correct and complete copies of all such Contracts, Instruments, Permits and other documents.

5.08 Full Disclosure. No representation, warranty or statement by the Seller in this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make such representations, warranties or statements not misleading. Without limiting the generality of the foregoing, there is no fact known to the Seller that has had, or which may be reasonably expected to have, a Material Adverse Effect that has not been disclosed in this Agreement.

                       ARTICLE VI. POST CLOSING COVENANTS


6.01 Survival of Representations and Warranties. The parties hereto agree that, notwithstanding any right of Buyer fully to investigate the affairs of Seller and notwithstanding any knowledge of facts determined or determinable by Buyer pursuant to such investigation or right of investigation, Buyer has the right to rely fully upon the representations and warranties of Seller contained in this Agreement and on the accuracy of any document, certificate, Instrument, Exhibit or Schedule given or delivered to Buyer herewith or at the Closing. All statements contained in any such document, certificate, Exhibit or Schedule or other Instrument given or delivered by Seller to Buyer herewith or at the closing shall be deemed to be a representation and warranty under this Agreement. All covenants, representations, warranties and agreements made in this Agreement or in any Exhibit, Schedule, Instrument, certificate or document delivered herewith or at the Closing shall survive the execution and delivery thereof and the Closing hereunder to the maximum extent provided by applicable Law.

6.02 Obligation of Seller and Sole Member to Indemnity. Seller and Sole Member agree to jointly and severally indemnity, defend, save and hold Buyer (and its managers, members, employees and agents) harmless from and against any and all damage, liability, loss, expense, assessment, judgment or deficiency of any nature whatsoever (including, without limitation, reasonable attorneys' fees and other costs and expenses incident to any suite, action or proceeding) (together "Losses") incurred or sustained by Buyer which arises out of or results from (i) the breach of any representation or warranty of Seller or Sole Member set forth in Article IV, (ii) the breach of or failure to perform any covenant of Seller or Sole Member set forth in this Agreement (including, but not limited to, any post closing covenant), and (iii) any and all Liabilities and obligations of Seller other than the Assumed Liabilities. In the event that Buyer is entitled to indemnification pursuant to this Section 6.02 and the same is not promptly paid, Buyer shall have the right to deduct the amount it should have received pursuant to this Section 6.02 from any Payment it is obligated to pay Seller pursuant to Section 2.02 (b) hereof.

6.03 Obligation of Buyer to Indemnify. Buyer hereby agrees to indemnify, defend, save and hold Seller (its directors, officer, employees and agents) harmless from and against any and all Losses incurred or sustained by Seller which arise out of or results from (i) the breach of any representation or warranty of Buyer set forth Article V above, and (ii) the breach of or failure to perform any covenant of Buyer set forth in this Agreement.

6.04 Procedures for Indemnification. Promptly after service of notice of any claim or of process by any third person in any matter in respect of which indemnity may be sought from a party pursuant to this Agreement, the party so served will notify the indemnifying party of the receipt thereof. The indemnifying party will have the receipt thereof. The indemnifying party will have the right to participate in, or assume, at its own expense, the defense of any such claim or process (with counsel reasonably acceptable to the indemnified party) or settlement thereof. After notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party for any legal or other expense incurred by the indemnified party in connection with such defense. Such defense will be conducted expeditiously (but with due regard for obtaining the most favorable outcome and the indemnified party will be advised promptly of all material developments. The indemnifying party will not settle any such claim without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed. With respect to any matter which is the subject of any such claim and as to which the indemnified party fails to give the other party such notice as aforesaid, and such failure adversely affects the ability of the indemnifying party to defend such claim or materially increases the amount of indemnification which the indemnifying party is obligated to pay hereunder, the amount of indemnification which the indemnified party will be entitled to receive will be reduced to an amount which the indemnified party would have been entitled to receive has such notice been timely given. No settlement of any such claim as to which the indemnifying party has not elected to assume the defense thereof will be made without the prior written consent of the indemnifying party, which consent will not be unreasonable withheld or delayed.

6.05 Further Assurances. Following the Closing, at the request of Buyer, Seller and Sole Member shall execute and deliver to Buyer such further documents and take such reasonable action as may be necessary or appropriate to (i) confirm the sale, transfer, assignment, conveyance and delivery of the Purchased Assets, (ii) vest in Buyer all of Seller's right, title and interest to the Purchased Assets or (iii) by required pursuant to SEC rules and regulations.


                           ARTICLE VII. MISCELLANEOUS

7.01 Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validate and shall be enforced to the fullest extent permitted by law.

7.02 Waivers. Any failure by any party to this Agreement to comply with any of its obligations, agreements or covenants hereunder may be waived by Seller in the case of a default by Buyer and by Buyer in the case of a default by Seller or Sole Member. Buyer and Seller will not be deemed as a consequence of any act, delay, failure, omission, forbearance or other indulgences granted from time to time by Buyer or Seller: (I) to have waived, or to be stopped from exercising, any of its rights or remedies under this Agreement, or (ii) to have modified, changed, amended, terminated, rescinded, or superseded any of the terms of this Agreement, unless such waiver, modification, amendment, change, termination, rescission, or suppression is express, in writing and signed by a duly authorized officer of Seller or a duly authorized Manager of Buyer, as the case may be. No single or partial exercise by Buyer or Seller of any right or remedy will preclude other or further exercise thereof or preclude the exercise of any other right or remedy, and a waiver expressly made in writing on one occasion will be effective only in that specific instance and only for the precise purpose for which given, and will not be construed as a consent to or a waiver of any right or remedy on any future occasion or a waiver of any right or remedy against any other Person.

7.03 Notices. All notices, consents, demands, requests, approvals and other communications which are required or may be give hereunder shall be in writing and shall be deemed to have been duly given if personally delivered (including by overnight courier service) or mailed certified first class mail, postage prepaid:

          (a)       If to Seller or Sole Member

                    Buchanan ITS, LLC
                    300 S. Harbor Blvd., Suite 810
                    Anaheim CA 92805
                    Attention: Michael J. Buchanan, Manager

                    With a copy to:

                    Arthur R. Knowlson
                    660 Newport Center Dr
                    Suite 570
                    Newport Beach, CA 92660


          (b)       If to Buyer:

                    Edison Renewables, Inc.
                    1940 Deer Park Avenue, #390
                    Deer Park, New York 11729
                    Attention: James Wray - Vice President/Director/Secretary

                    With a copy to:

                    Paul G. Goss, Esq.
                    410 17th Street, Suite 1870
                    Denver, Colorado 80202

                    Or to such other person or persons at such address or addresses as may be designated by written notice to the other parties hereunder. Notice shall be deemed delivered at the time received for personal delivery, or when mailed at a United States Post Office Box or branch office.

7.04 Binding Effect, Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that nothing in this Agreement shall
          be  construed  to  confer  any  rights,   remedies,
          obligations or liabilities on any Person other than the parties hereto or their respective successors and assigns.

7.05 Entire Agreement; Amendment; This Agreement, together with the other instruments delivered in connection herewith, embodies the entire agreement and understanding of the parties hereto and supersedes any prior agreement or under-standing between the parties with respect to the subject matter of this Agreement. This Agreement cannot be amended or terminated orally, but only by writing duly executed by the parties.

7.06      Counterparts.   This   Agreement  may  be  executed  in  one  or  more
          counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

7.07 Headings. Headings of the sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

7.08 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other.

7.09 Costs and Expenses. Each party hereto shall bear its own costs and expenses incurred in connection with the transactions contemplated hereby.

7.10 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

7.11 Arbitration. Any disputes arising under this Agreement, including without limitation, those involving specific performance or other equitable relief, shall be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted only in Anaheim, California, before a single arbitrator selected by the parties or, if they are unable to agree on an arbitrator, before a panel of three arbitrators, one selected by the Buyer, one selected by the Seller and the Sole Member and the third selected by the other two arbitrators. This submission and agreement shall be specifically enforceable. The prevailing party or parties in any such arbitration or in any action to enforce this agreement to arbitrate shall be entitled to all reasonable costs and expenses, including fees and expenses of the arbitrators, attorneys and accountants, incurred in connection therewith. THE AWARD OF THE ARBITRATORS SHALL BE FINAL AND BINDING AND JUDGMENT ON THE AWARD MAY BE ENTERED BY ANY COURT OF COMPETENT JURISDICTION.

         IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement as of the date first written above.

         Seller:
                  Buchanan ITS, LLC, a limited liability company

                  By: /s/ Michael J. Buchanan
                      -----------------------
                  Name: Michael J. Buchanan
                  Title: Manager


         Sole Member:

                  Michael J. Buchanan

                  /s/ Michael J. Buchanan
                  -----------------------

         Buyer:

                  Edison Renewables, Inc.


                  By: /s/ James Galan Wray
                  ------------------------
                  Name:  James G. Wray
                  Title: VP/Director/Secretary